TRANSAMERICA VALUE VARIABLE ANNUITYSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT B

Supplement dated December 16, 2022

to the

Prospectuses dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Contract is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Average Annual Total Return (as of 12/31/21)
			1 year	5 years	10 years
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard® VIF Capital Growth Portfolio Advised by: PRIMECAP Management Company	0.34%	21.54%	18.12%	17.35%
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard® VIF Growth Portfolio Advised by: Wellington Management Company, LLP	0.41%	17.86%	24.24%	19.15%
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group Inc.	0.79%	12.32%	11.43%	8.83%

This Supplement updates certain information in the above referenced Prospectuses (“the Prospectuses”). Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectuses.

Please read this Supplement carefully and retain it for future reference.